UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2017

GenOn Energy, Inc.

(Exact name of Registrant as specified in its charter)

76-0655566  (IRS Employer Identification No.)

001-16455 (Commission File Number)

GenOn Americas Generation, LLC

(Exact name of Registrant as specified in its charter)

51-0390520 (IRS Employer Identification No.)

333-63240 (Commission File Number)

Delaware (State or other jurisdiction of incorporation)	(609) 524-4500 (Registrant’s telephone number, including area code)

804 Carnegie Center,

Princeton, New Jersey 08540
(Address of principal executive offices, including zip code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.             Entry into a Material Definitive Agreement

On August 9, 2017, GenOn Energy, Inc. (“GenOn”), GenOn Americas Generation, LLC’s (“GAG” and, collectively with GenOn and certain direct and indirect subsidiaries of GenOn, the “Debtors”), each wholly-owned material subsidiary of GenOn (the “Guarantors”) and certain holders of senior unsecured notes issued by GenOn and GAG that are also members of the respective ad hoc steering committees composed of GenOn and GAG notes holders (the “Backstop Parties”), entered into the First Amendment (“Amendment”) to Backstop Commitment Letter, dated as of June 12, 2017, by and among GenOn, GAG, the Guarantors and the Backstop Parties (the “Backstop Letter”). All capitalized terms not defined in this description of the Amendment shall have the meanings ascribed to such terms in the Backstop Letter.  Pursuant to the Amendment, the parties thereto amended and extended certain termination dates in the Backstop Letter.   The foregoing descriptions of the Amendment and the Backstop Letter do not purport to be complete and are qualified in their entirety by reference to the complete texts of the Amendment and the Backstop Letter.

Item 9.01.              Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit
10.1

First Amendment to Backstop Commitment Letter, dated as of August 9, 2017, by and among GenOn Energy, Inc., GenOn Americas Generation, LLC, the subsidiaries signatory thereto and the noteholders signatory thereto, amending that certain Backstop Commitment Letter, dated as of June 12, 2017, by and among GenOn Energy, Inc., GenOn Americas Generation, LLC, the subsidiaries signatory thereto and the noteholders signatory thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 15, 2017		GenOn Energy, Inc.
(Registrant)

	By:	/s/ Mark A. McFarland
Mark A. McFarland
Chief Executive Officer

GenOn Americas Generation, LLC
(Registrant)

		By:	/s/ Mark A. McFarland
Mark A. McFarland
Chief Executive Officer

Exhibit Index

Exhibit No.	Description of Exhibit
10.1

First Amendment to Backstop Commitment Letter, dated as of August 9, 2017, by and among GenOn Energy, Inc., GenOn Americas Generation, LLC, the subsidiaries signatory thereto and the noteholders signatory thereto, amending that certain Backstop Commitment Letter, dated as of June 12, 2017, by and among GenOn Energy, Inc., GenOn Americas Generation, LLC, the subsidiaries signatory thereto and the noteholders signatory thereto.